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                                                                    EXHIBIT 99.1

VERILINK CONTACT:

Gary W. Gray, Director of Marketing Communications
Verilink Corporation
510-771-3354
gary.gray@verilink.com

              VERILINK CORPORATION ANNOUNCES $10 MILLION FINANCING

Proceeds to be used for Repayment of Line of Credit, Working Capital and General
                               Corporate Purposes

CENTENNIAL, CO. -- MARCH 21, 2005 -- Verilink Corporation (Nasdaq: VRLK), a leading provider of broadband access solutions, announced today that it has entered into a securities purchase agreement which provides for a private placement of $10 million of senior secured convertible debentures and warrants with certain institutional investors. The purchase agreement also provides for up to an additional $5 million of convertible debentures to be issued to the investors at the investors' option or, under certain circumstances, at the Company's option. The closing of the financing is expected to occur today. The Company will use the net proceeds from the financing to repay its $3,500,000 revolving line of credit with RBC Centura Bank and for working capital and general corporate purposes. The closing of the financing and repayment of the RBC line of credit will resolve the existing default conditions with respect to outstanding debt of the Company described in the Company's most recent Form 10-Q.

"This investment provides us additional capital resources to execute our strategy which is focused on growth and strengthening our position in the global broadband access market," said Leigh S. Belden, President and CEO of Verilink. "With the integration of last year's acquisitions now largely completed, we believe Verilink is well positioned to address carrier requirements for today's networks while providing an elegant migration path to tomorrow's networks delivering VoIP and native Ethernet services."

The debentures are convertible into common stock at a conversion price of $3.01 per share, which represents a 15% premium to the closing price of the Company's common

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stock on the Nasdaq National Market on Friday, March 18, 2005. The conversion price is subject to adjustment in certain circumstances. The debentures bear interest at a rate of six percent per annum and are repayable in quarterly payments in either cash or, after effectiveness of the registration statement referred to below, common stock over a period of up to three years. Verilink will have the right, beginning one year after effectiveness of the registration statement, to require conversion of the debentures to common stock if the closing price of a share of the Company's common stock exceeds 200 percent of the conversion price for 20 consecutive trading days. The debentures are secured by substantially all of the assets of the Company. The warrants are initially exercisable for 830,563 shares of the Company's common stock at a price of $3.41 per share, have a term of five years and will be exercisable beginning six months after the closing date. The Company is required to file a registration statement with the Securities and Exchange Commission to register the shares of common stock issuable in connection with the financing. The Company will seek stockholder approval for the potential issuance of shares of common stock upon conversion of the debentures and for principal and interest payments on the debentures in order to satisfy applicable Nasdaq requirements. The exercise price of the warrants is subject to adjustment in circumstances similar to the conversion price of the debentures.

The debentures and the warrants sold in the private placement and the shares of common stock issuable in connection with the financing have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission ("SEC") or an applicable exemption from the registration requirements. The debentures and warrants were offered and sold only to qualified institutional buyers and institutional accredited investors. This announcement is not an offer to sell or the solicitation of an offer to buy the debentures, the warrants or shares of common stock of the Company.

This announcement is only a description of the terms of the debentures and warrants and is not a solicitation of a proxy to approve the terms of the financing. Information concerning the financing will be included in a Current Report on Form 8-K and any proxy statement to be furnished in connection with a meeting of the Company's stockholders.

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Kaufman Bros, L.P., an investment banking firm specializing in the communication, media and technology sectors, acted as sole placement agent to the Company for the transaction.

ABOUT VERILINK CORPORATION

Verilink Corporation is a leading provider of next-generation broadband access solutions for today's and tomorrow's networks. The company develops, manufactures and markets a broad suite of products that enable carriers (ILECs, CLECs, IXCs, and IOCs) and enterprises to build converged access networks to cost-effectively deliver next-generation communications services to their end customers. The company's products include a complete line of VoIP, VoATM, VoDSL and TDM-based integrated access devices (IADs), optical access products, wire-speed routers, and bandwidth aggregation solutions including CSU/DSUs, multiplexers and DACS. The company also provides turnkey professional services to help carriers plan, manage and accelerate the deployment of new services. Verilink is headquartered in Centennial, CO (metro Denver area) with operations in Madison, AL and Newark, CA and sales offices in the U.S., Europe and Asia. To learn more about Verilink, visit the company's website at http://www.verilink.com.

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"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the prospects for completing integration of the Company's acquisitions, executing its business strategy, growth and the strengthening of its position in the global broadband access market and it's ability to address carrier requirements for future networks and the resolution of defaults. Such statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, the potential impact on the Company's liquidity and operations if it is unable to repay the debentures or meet its working capital needs; the potential dilution to the company's existing stockholders upon issuance of shares of common stock pursuant to the terms of the financing, the impact of future developments and unknown occurrences on compliance with the terms and conditions of financing, the ability to successfully integrate acquisitions and achieve expected synergies; the ability to develop and market successfully and in a timely manner new products and to predict market demand for particular products; the impact of competitive products and pricing and of alternative technological advances; the ability to increase sales of acquired product lines; the impact of cost-saving activities, including the consolidation plans; the sufficiency of cash flow to fund operations; risks associated with the Company's lack of liquidity and "going concern" qualification in the report of independent registered public accounting firm for the audited fiscal 2004 financial statements; possible negative effects on the Company's customer base, employees and its ability to obtain

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additional financing; fluctuations in operating results and general industry and economic conditions; costs associated with internal controls; the impact of price and product competition; the impact of customer concentration and the financial strength of customers; and changes in demand for the Company's products. A discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are included in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements speak only as of the date hereof. The Company disclaims any intention or obligation to update or revise any forward-looking statements.

Verilink and the Verilink logo are registered trademarks of Verilink
Corporation.